UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 25, 2023, the Audit Committee and Board of Directors of Neptune Wellness Solutions Inc. (the "Company") approved the engagement of Berkowitz Pollack Brant Advisors + CPAs (“BPB”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending March 31, 2024. Accordingly, KPMG LLP (“KPMG”), which is currently serving as the Company's independent auditors, was informed that it will be dismissed upon completion of their audit of the Company's consolidated financial statements as of and for the year ended March 31, 2023 and the issuance of their report thereon.

KPMG's report on the Company’s consolidated balance sheet as of March 31, 2022, the related consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the year ended March 31, 2022 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report contained separate paragraphs stating that (i) there is substantial doubt about the Company’s ability to continue as a going concern, including that the Company requires funding in the very near term in order to continue its operations. If the Corporation is unable to obtain funding in the upcoming days, it may have to liquidate its assets, and (ii) the retroactive adoption of U.S. generally accepted accounting principles and the change in reporting currency to U.S. dollars applied retrospectively.

During the period from April 1, 2021 through May 30, 2023, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. However, there were reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The reportable events are the material weaknesses as described by the Company in Item 9A of the Company's Annual Report on Form 10-K for the year ended March 31, 2022 and updated in Item 4 of our Quarterly Reports of fiscal 2023, relating to:

The Company did not effectively design, implement and operate effective process-level control activities related to its key processes (such as the financial reporting process (including consolidation and journal entries), the purchase to pay process (including cutoff), the inventory process, the order to cash process and the equity process (financial instruments and stock-based compensation), account level assertions and disclosures, including entity level controls and information technology general controls (“ITGCs”).

Further, there were inadequate controls over user and privileged access to information technology (IT) systems for multiple components to adequately restrict access to appropriate finance and IT personnel and enforce appropriate segregation of duties. As a result, process-level automated control activities and manual control activities that are dependent upon information derived from IT systems were also ineffective. The pervasive nature of these deficiencies contributed to the other material weaknesses below:

•
Inadequate oversight processes and procedures to guide individuals in applying internal control over financial reporting to prevent or timely detect material accounting errors and ensuring adherence to applicable accounting standards.
•
Ineffective risk assessment process, including (i) potential for fraud and (ii) identification and assessment of changes in the business that could impact our system of internal controls.
•
Ineffective design and implementation of control activities, general controls over technology and deployment of policies and procedures.
•
Relevant and quality information to support the functioning of internal controls was not consistently generated, used, or reviewed by the Company.
•
The Company did not sufficiently select, develop, and perform ongoing evaluations to determine that components of internal control are present and functioning.
•
The evaluation and communication process of internal control deficiencies was not timely.
•
Inability to prepare on a timely basis the financial statements, supporting accounting records and account reconciliations.
•
Lack of sufficient complement of personnel with an appropriate level of knowledge and experience.

During the period from April 1, 2021 to March 31, 2023, and the interim period through May 25, 2023, the Company did not consult BPB with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BPB that BPB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

We provided KPMG with a copy of the disclosures made by us in response to Item 304(a) of Regulation S-K under the Exchange Act, and requested that KPMG furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from KPMG is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the SEC, dated May 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE WELLNESS SOLUTIONS INC.

Date:	May 30, 2023	By:	/s/ Raymond Silcock
Raymond Silcock Chief Financial Officer